UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
 _____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 1, 2024
  _____________________________________
HUNTINGTON INGALLS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________

Delaware	001-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue Newport News, Virginia		23607
(Address of principal executive offices)		(Zip Code)
(757) 380-2000
(Registrant’s telephone number, including area code)
 (Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 1, 2024, Huntington Ingalls Industries, Inc. (the "Company") held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The following matters were submitted to a vote of the stockholders.
Item 1 - Election of Directors
Votes regarding the election of 12 directors, for terms ending in 2025, were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Augustus L. Collins	32,805,001	178,285	91,978	3,077,208
Leo P. Denault	32,593,259	391,793	90,212	3,077,208
Kirkland H. Donald	32,628,295	371,194	75,775	3,077,208
Craig S. Faller	32,848,462	175,184	51,618	3,077,208
Victoria D. Harker	31,317,345	1,683,837	74,082	3,077,208
Frank R. Jimenez	32,615,233	386,555	73,476	3,077,208
Christopher D. Kastner	32,829,030	172,517	73,665	3,077,208
Anastasia D. Kelly	31,622,062	1,362,541	90,661	3,077,208
Tracy B. McKibben	32,563,350	422,554	89,360	3,077,208
Stephanie L. O'Sullivan	32,813,323	172,593	89,348	3,077,208
Thomas C. Schievelbein	31,793,599	1,233,627	48,038	3,077,208
John K. Welch	32,295,028	731,164	49,072	3,077,208

Item 2 - Proposal to Approve the Company’s Executive Compensation on an Advisory Basis
Votes on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
31,631,912	1,370,899	72,453	3,077,208

Item 3 - Proposal to Approve the Frequency of Future Approvals of the Company’s Executive Compensation on an Advisory Basis

Votes on a proposal to approve, on an advisory basis, the preferred frequency of future advisory approvals of the compensation of the Company’s named executive officers were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
32,319,383	103,842	599,723	52,316	3,077,208

Item 4 - Proposal to Ratify the Appointment of the Company’s Independent Auditors
Votes on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2024 were as follows:

For	Against	Abstentions	Broker Non-Votes
35,400,275	703,002	49,195	0

Item 5 – Stockholder Proposal Regarding Science-based Greenhouse Gas Reduction Targets and Transition Plan
Votes on a stockholder proposal requesting that the Company adopt science-based greenhouse gas reduction targets and issue a climate transition plan were as follows:

For	Against	Abstentions	Broker Non-Votes
9,216,250	23,594,605	264,409	3,077,208

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

May 2, 2024	By:	/s/ Charles R. Monroe, Jr.
Charles R. Monroe, Jr.
Corporate Vice President, Associate General Counsel and Secretary